LB SERIES FUND, INC.

Supplement to Prospectus Dated
May 1, 2001
Relating to the Opportunity Growth Portfolio

The paragraph under the heading “Opportunity Growth Portfolio” on Page 10 of the prospectus is deleted and replaced with the following paragraph:

Andrea J. Thomas has served as portfolio manager of the Opportunity Growth Portfolio since February 28, 2002. From 1997 to 2002, Ms. Thomas served as the associate portfolio manager for Lutheran Brotherhood Mid Cap Growth Fund, the Mid Cap Growth Portfolio, Lutheran Brotherhood Opportunity Growth Fund, and the Opportunity Growth Portfolio. Ms. Thomas also serves as portfolio manager of Lutheran Brotherhood Opportunity Growth Fund.

PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS